QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2006

CROCS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6328 Monarch Park Place Niwot, Colorado		80503
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 848-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On August 3, 2006, Crocs, Inc. ("Crocs," or the "Company") issued a press release reporting its results of operations for the six months and quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

        The attached press release and certain information that Crocs intends to disclose on the conference call scheduled for 4:30 p.m. Eastern Time on August 3, 2006 include certain financial measures not consistent with generally acceptable accounting principles ("GAAP"). For purposes of Regulation G under the Securities Exchange Act of 1934, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. To supplement its consolidated financial statements presented in accordance with GAAP, Crocs uses non-GAAP measures to exclude the impact of equity-based compensation expenses with respect to net income and diluted earnings per common share. Crocs uses these measures to monitor and evaluate operating results and trends and to gain understanding of the comparative operating performance of the Company. These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance and of the company's prospects for the future and to provide further comparative information due to the adoption of the new accounting standard FAS 123(R). The Company believes these measures enable investors to assess the Company's performance on the same basis applied by management and to ease comparisons of the Company's operating performance from period to period and among other companies that separately identify equity-based compensation expenses. Croc's reference to these measures should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, results that are represented as consistent with GAAP.

        Reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included in the attached earnings release and can be found in the financial tables on page 6 of the release and in narrative form in the release where the non-GAAP measure is referenced.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits

99.1
Press Release dated August 3, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.
Date: August 3, 2006	By:	/s/ RONALD R. SNYDER Ronald R. Snyder, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Press Release dated August 3, 2006	Filed Electronically

QuickLinks

  Item 2.02. Results of Operations and Financial Condition
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX